Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2019
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019			2018
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	1.05%	0.21%	0.91%	1.92%	0.97%
Return on equity (ratio of net income to average equity) (1)	9.04	1.84	7.68	15.72	7.68
Net interest rate spread (1)	3.38	3.30	3.35	3.24	3.30
Net interest margin (1)	3.67	3.60	3.64	3.52	3.51
Efficiency ratio	64.62	65.19	68.03	51.22	64.84
Noninterest expense to average total assets (1)	2.54	2.48	2.60	2.88	2.45
Average interest–earning assets to average interest–bearing liabilities	131.18	131.66	131.53	133.35	133.23
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	223	231	235	236	245

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,074	$13,998	$12,016	$13,805	$12,473
Interest-bearing deposits in other financial institutions	127,719	89,609	66,206	84,399	74,461
Securities, at fair value	65,440	87,080	83,240	88,179	103,921
Loans receivable, net	1,213,948	1,267,454	1,306,475	1,323,793	1,267,787
Other real estate owned, net	269	497	921	1,226	985
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	8,026	8,026	8,026
Premises and equipment, net	24,598	24,923	24,992	25,205	24,473
Bank owned life insurance	18,914	18,877	18,839	18,809	18,781
Deferred taxes	4,556	4,816	5,023	6,235	8,911
Other assets	15,974	19,178	19,282	15,648	12,666
Total assets	$1,491,982	$1,533,922	$1,545,020	$1,585,325	$1,532,484

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,288,825	$1,330,207	$1,326,746	$1,352,484	$1,295,770
Borrowings	1,253	798	16,106	21,049	21,232
Other liabilities	28,037	31,426	25,948	24,642	23,399
Total liabilities	1,318,115	1,362,431	1,368,800	1,398,175	1,340,401
Stockholders’ equity	173,867	171,491	176,220	187,150	192,083
Total liabilities and stockholders’ equity	$1,491,982	$1,533,922	$1,545,020	$1,585,325	$1,532,484

(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019			2018
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,628	$16,522	$16,526	$16,146	$15,373
Total interest expense	3,386	3,419	3,307	3,043	2,408
Net interest income before provision (recovery)	13,242	13,103	13,219	13,103	12,965
Provision for (recovery of) loan losses	(134)	3,957	(87)	403	(23)
Net interest income	13,376	9,146	13,306	12,700	12,988
Noninterest income	1,474	1,426	1,624	8,674	1,570
Noninterest expense	9,509	9,472	10,098	11,155	9,425
Income before income tax	5,341	1,100	4,832	10,219	5,133
Income tax expense	1,417	293	1,281	2,803	1,396
Net income	$3,924	$807	$3,551	$7,416	$3,737
Basic and diluted earnings per common share	$0.26	$0.05	$0.22	$0.44	$0.22

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$983	$974	$930	$998	$1,003
Loan servicing fees	99	56	23	208	71
Commercial mortgage brokerage fees	4	8	—	—	12
Residential mortgage banking fees	24	13	28	31	34
Gain on sale of equity securities	—	—	295	3,572	—
Unrealized gain on equity securities	—	—	—	3,427	—
Loss on disposal of other assets	—	—	(19)	—	—
Trust insurance commissions and annuities income	198	224	205	267	207
Earnings on bank owned life insurance	37	38	30	28	35
Other	129	113	132	143	208
Total noninterest income	$1,474	$1,426	$1,624	$8,674	$1,570

Noninterest Expense
Compensation and benefits	$5,218	$5,207	$5,703	$6,755	$5,120
Office occupancy and equipment	1,877	1,621	1,845	1,795	1,629
Advertising and public relations	182	145	161	237	194
Information technology	716	736	692	726	717
Supplies, telephone, and postage	310	319	399	363	341
Amortization of intangibles	13	14	20	21	20
Nonperforming asset management	17	58	54	40	60
Loss (gain) on sales of other real estate owned	(21)	4	(95)	—	(12)
Valuation adjustments of other real estate owned	17	21	—	—	1
Operations of other real estate owned, net	23	22	51	77	70
FDIC insurance premiums	(127)	146	108	99	115
Other	1,284	1,179	1,160	1,042	1,170
Total noninterest expense	$9,509	$9,472	$10,098	$11,155	$9,425

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019			2018
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$60,757	$64,192	$66,833	$70,371	$77,591
Multi–family mortgage	577,656	619,898	634,328	619,870	581,880
Nonresidential real estate	140,410	145,416	148,601	152,442	148,010
Construction and land	88	117	145	172	1,130
Commercial loans	163,846	153,709	172,264	187,406	167,547
Commercial leases	275,800	289,107	289,750	299,394	297,103
Consumer	2,052	1,861	1,846	1,539	1,416
	1,220,609	1,274,300	1,313,767	1,331,194	1,274,677
Net deferred loan origination costs	942	978	1,062	1,069	1,213
Allowance for loan losses	(7,603)	(7,824)	(8,354)	(8,470)	(8,103)
Loans, net	$1,213,948	$1,267,454	$1,306,475	$1,323,793	$1,267,787

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$721	$836	$695	$647	$1,290
Multi–family mortgage	6,960	9,258	27,871	71,101	31,633
Nonresidential real estate	387	4,100	1,641	7,120	1,166
Commercial loans	141,314	153,537	155,123	171,048	164,974
Commercial leases	30,998	34,959	27,611	52,929	27,296
Consumer	852	842	1,174	913	695
	$181,232	$203,532	$214,115	$303,758	$227,054
Weighted average rate	5.75%	6.27%	6.15%	5.91%	5.96%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$4,127	$3,415	$4,195	$7,590	$7,135
Multi–family mortgage	49,374	23,685	13,308	35,135	19,804
Nonresidential real estate	6,802	7,165	5,542	4,315	8,890
Construction and land	28	27	27	27	184
Commercial loans	130,208	167,352	170,387	151,768	161,359
Commercial leases	44,035	39,633	37,259	50,742	46,885
Consumer	703	800	781	868	762
	$235,277	$242,077	$231,499	$250,445	$245,019
Weighted average rate	5.45%	5.91%	5.91%	5.59%	5.56%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019			2018
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$1,160	$923	$844	$1,240	$1,369
Multi–family mortgage	—	—	—	—	102
Nonresidential real estate	282	2,080	242	270	—
Commercial loans	—	—	354	—	—
Nonaccrual loans	1,442	3,003	1,440	1,510	1,471

Other real estate owned:
One–to–four family residential real estate	269	497	921	875	634
Multi–family mortgage	—	—	—	276	276
Nonresidential real estate	—	—	—	74	74
Land	—	—	—	1	1
Other real estate owned	269	497	921	1,226	985

Nonperforming assets	$1,711	$3,500	$2,361	$2,736	$2,456

Asset Quality Ratios
Nonperforming assets to total assets	0.11%	0.23%	0.15%	0.17%	0.16%
Nonperforming loans to total loans	0.12	0.24	0.11	0.11	0.12
Nonperforming commercial-related loans to total commercial-related loans (1)	0.02	0.17	0.05	0.02	0.01
Nonperforming residential and consumer loans to total residential and consumer loans	1.85	1.40	1.23	1.72	1.73
Allowance for loan losses to nonperforming loans	527.25	260.54	580.14	560.93	550.85

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$688,887	$734,567	$749,755	$737,887	$697,843
% FFIEC total capital	403.95%	437.62%	440.83%	413.00%	378.64%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$302,648	$286,910	$351,284	$370,512	$357,947
% FFIEC total capital	177.47%	170.93%	206.54%	207.38%	194.22%

Commercial Leases - Investment rated	$133,049	$143,148	$157,215	$166,209	$181,131
Commercial Leases - Other	142,751	145,959	132,535	133,185	115,972

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction and land and Commercial loans and Commercial leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019			2018
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$577	$487	$384	$365	$409
Multi–family mortgage	211	213	214	216	310
Nonresidential real estate	93	93	95	98	99
Commercial loans	—	500	3,033	342	4,699
Consumer	3	1	9	7	10
	$884	$1,294	$3,735	$1,028	$5,527

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,824	$8,354	$8,470	$8,103	$8,179
Charge–offs:
One–to–four family residential real estate	(44)	(50)	(23)	(17)	(84)
Nonresidential real estate	(55)	—	(28)	(93)	—
Commercial loans	—	(4,443)	—		—
Consumer	(5)	(10)	(5)	(12)	(6)
	(104)	(4,503)	(56)	(122)	(90)
Recoveries:
One–to–four family residential real estate	5	6	17	76	25
Multi–family mortgage	8	8	8	8	8
Construction and land	—	—	—	—	2
Commercial loans	4	2	2	2	2
	17	16	27	86	37
Net charge–offs	(87)	(4,487)	(29)	(36)	(53)
Provision for (recovery of ) loan losses	(134)	3,957	(87)	403	(23)
Ending balance	$7,603	$7,824	$8,354	$8,470	$8,103

Allowance for loan losses to total loans	0.62%	0.61%	0.64%	0.64%	0.64%
Net charge–off ratio (1)	(0.03)	(1.38)	(0.01)	(0.01)	(0.02)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019			2018
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$208,347	$213,966	$222,328	$230,041	$225,446
Interest–bearing NOW accounts	274,752	278,405	266,402	275,830	283,561
Money market accounts	237,022	246,941	248,657	255,951	266,070
Savings deposits	149,431	153,414	155,505	152,334	155,232
Certificates of deposit - retail	344,327	348,685	341,266	332,053	275,160
Certificates of deposit - wholesale	74,946	88,796	92,588	106,275	90,301
	$1,288,825	$1,330,207	$1,326,746	$1,352,484	$1,295,770

SELECTED AVERAGE BALANCES
Total average assets	$1,498,380	$1,529,033	$1,553,484	$1,548,292	$1,540,522
Total average interest–earning assets	1,430,830	1,458,180	1,474,355	1,478,028	1,463,404
Average loans	1,239,774	1,297,548	1,304,385	1,296,108	1,274,788
Average securities	78,221	86,144	91,271	98,756	113,234
Average stock in FHLB & FRB	7,490	7,629	8,026	8,026	8,125
Average other interest–earning assets	105,345	66,859	70,673	75,138	67,257
Total average interest–bearing liabilities	1,090,766	1,107,540	1,120,957	1,108,397	1,098,424
Average interest–bearing deposits	1,089,596	1,106,439	1,106,582	1,085,611	1,059,929
Average borrowings	1,170	1,101	14,375	22,786	38,495
Average stockholders’ equity	173,698	175,452	184,957	188,643	194,745

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.61%	4.54%	4.55%	4.33%	4.17%
Average loans	4.92	4.76	4.77	4.59	4.43
Average securities	2.58	2.80	2.67	2.38	2.20
Average other interest–earning assets	2.50	2.63	2.71	2.61	2.28
Total average interest–bearing liabilities	1.23	1.24	1.20	1.09	0.87
Average interest–bearing deposits	1.23	1.24	1.18	1.07	0.85
Average cost of total deposits	1.03	1.04	0.99	0.89	0.70
Average cost of retail and commercial deposits	1.13	1.13	1.08	0.97	0.75
Average cost of wholesale deposits and borrowings	2.48	2.39	2.29	2.09	1.77
Average cost of funds	1.03	1.04	1.00	0.90	0.72
Net interest rate spread	3.38	3.30	3.35	3.24	3.30
Net interest margin	3.67	3.60	3.64	3.52	3.51

(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2019			2018
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	11.65%	11.18%	11.41%	11.81%	12.53%
Tangible equity to tangible total assets (end of period)	11.65	11.18	11.40	11.80	12.53
Risk–based total capital ratio	16.17	15.17	15.47	16.33	17.40
Common Tier 1 (CET1)	15.47	14.49	14.76	15.61	16.67
Risk–based tier 1 capital ratio	15.47	14.49	14.76	15.61	16.67
Tier 1 leverage ratio	11.43	11.04	11.13	11.82	12.06
Tier 1 capital	$171,050	$168,461	$172,486	$182,404	$185,015
BankFinancial, NA
Risk–based total capital ratio	15.46%	14.46%	14.58%	15.30%	16.61%
Common Tier 1 (CET1)	14.76	13.78	13.86	14.57	15.88
Risk–based tier 1 capital ratio	14.76	13.78	13.86	14.57	15.88
Tier 1 leverage ratio	10.90	10.49	10.45	11.03	11.49
Tier 1 capital	$162,818	$159,917	$161,723	$170,194	$176,199

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.90	$13.99	$14.87	$14.95	$15.94
High	14.29	15.63	16.06	16.06	18.08
Low	11.10	13.44	13.46	13.88	15.32
Common shares outstanding	15,373,964	15,373,964	15,644,499	16,481,514	17,206,303
Book value per share	$11.31	$11.15	$11.26	$11.36	$11.16
Tangible book value per share	$11.31	$11.15	$11.26	$11.35	$11.16
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	39.18%	191.78%	46.35%	22.74%	46.65%
Stock repurchases	$—	$4,001	$12,840	$10,691	$4,103
Stock repurchases – shares	—	270,535	837,015	724,789	254,785

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,924	$807	$3,551	$7,416	$3,737
Weighted average basic and dilutive common shares outstanding	15,373,964	15,472,618	16,202,303	16,820,641	17,365,679
Basic and diluted earnings per common share	$0.26	$0.05	$0.22	$0.44	$0.22